UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2023

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 5, 2023 Surgalign Holdings, Inc. (the “Company”) received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (the “Nasdaq”) notifying the Company that it did not comply with Listing Rule 5450(b)(3)(C) that requires listed securities to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $15,000,000 for 30 consecutive business days. The Nasdaq deficiency letter has no immediate effect on the listing of the Company’s common stock.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has been given 180 calendar days, or until December 4, 2023, to regain compliance with the MVPHS requirement. If at any time during this compliance period the Company’s MVPHS closes at $15,000,000 or more for a minimum of ten consecutive business days, the Staff will provide the Company written confirmation that it has achieved compliance.

In the event the Company does not regain compliance with the MVPHS requirement prior to the expiration of the compliance period, it will receive written notification that its securities are subject to delisting. At that time, the Company may apply to transfer the Company’s securities to The Nasdaq Capital Market.

Item 8.01	Other Events.

On April 10, 2023, the Staff of the Nasdaq notified the Company that it did not comply with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Global Select Market as set forth in Listing Rule 5450(b)(1)(A). Based on the Company’s compliance plan submission dated May 25, 2023, and review of the Company’s Form 10-K for the year ended December 31, 2022, the Staff determined that the Company complies with Listing Rule 5450(b)(3)(A) and the matter is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: June 9, 2023	By: Name: Title:	/s/ Paolo G. Amoruso Paolo G. Amoruso Chief Legal Officer